Exhibit 24
POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2007 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2008.

/s/ James J. Avery
James J. Avery
Director

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2007 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign her name in her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2008.

/s/ Helen M. Galt
Helen M. Galt
Director

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2007 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2008.

/s/ Bernard J. Jacob
Bernard J. Jacob
Director

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2007 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2008.

/s/ Scott G. Sleyster
Scott G. Sleyster
Director

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Thomas C. Castano, Scott D. Kaplan, Tucker I. Marr and Kenneth A. Pelker, and each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company in respect of the Pruco Life Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2007 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February 2008.

/s/ David R. Odenath
David R. Odenath
Director